Exhibit 31.2

SECTION 302
CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Henry Liguori, certify that:

1.	I have reviewed this annual report on Form 10-K of Wavelit, Inc (formerly Infotec Business Systems, Inc.) (“Wavelit”);

2. Based on my knowledge, this annual report does not contain any untrue statement of material fact or omit to state a material fact necessary to make statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Wavelit as of, and for, the periods presented in this annual report;

4. Wavelit’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Wavelit and have:

a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Wavelit, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared; and

b) evaluated the effectiveness of Wavelit’s disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual report based on such evaluation; and

c) disclose in this annual report any changes in Wavelit’s internal control over financial reporting that occurred during the period covered by this annual report that has materially affected, or is reasonably likely to materially affect, Wavelit’s internal control over financial reporting; and

5. Wavelit’s other certifying officer and I have disclosed, bassed on our most recent evaluation of internal control over financial reporting, to Wavelit’s auditors and the audit committee of Wavelit’s Board of Directors (or persons fulfilling the equivalent function):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Wavelit’s ability to record, process, summarize and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in Wavelit’s internal controls over financial reporting.

/s/ Henry Liguori
Henry Liguori, Chief Financial Officer
Dated: August 12, 2009